UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2016
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Annual Meeting of Stockholders on September 27, 2016 (the "Annual Meeting") of Cinedigm Corp. (the "Company"), the stockholders of the Company approved an amendment to the Company's Second Amended and Restated 2000 Equity Incentive Plan (the "Plan Amendment") to increase the total number of shares of Class A Common Stock available for issuance thereunder from 1,430,000 to 2,380,000 shares.

The foregoing description is qualified in its entirety by reference to the Plan Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the stockholders of the Company approved an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation, as amended (the "Charter"), and on September 28, 2016 the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Charter (the "Charter Amendment") pursuant to Section 242 of the Delaware General Corporation Law.  Pursuant to the Charter Amendment, the Company's Charter was amended to increase the number of authorized shares of Class A Common Stock by 4,000,000. Following the Charter Amendment, the Company has 25,000,000 shares of Class A Common Stock authorized for issuance.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders of the Company voted on five proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  There was no solicitation of proxies in opposition to management's nominees as listed in the proxy statement and all of management's nominees were elected to our Board of Directors.  Details of the voting are provided below:

Proposal 1:

To elect five (5) members of the Company's Board of Directors to serve until the 2017 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	2,576,837	432,191	3,350,811
Peter C. Brown	2,638,768	370,260	3,350,811
Ronald L. Chez	2,406,170	602,858	3,350,811
Patrick W. O'Brien	2,442,477	566,551	3,350,811
Zvi M. Rhine	2,984,580	24,448	3,350,811

Proposal 2:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock.	4,439,470	1,422,912	497,457	N/A

Proposal 3:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To amend the Company's Second Amended and Restated 2000 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.	2,128,187	732,152	148,689	3,350,811

Proposal 4:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve by non-binding vote, executive compensation.	2,078,232	760,240	170,556	3,350,811

Proposal 5:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2017.	6,306,185	2,234	51,420	N/A

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment effective September 28, 2016 to the Fourth Amended and Restated Certificate of Incorporation of Cinedigm Corp.

10.1	Amendment No. 9 to the Second Amended and Restated 2000 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:    September 28, 2016

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President of Digital Cinema, General Counsel & Secretary

EXHIBIT INDEX
Exhibit Number	Description
3.1	Amendment effective September 28, 2016 to Fourth Amended and Restated Certificate of Incorporation of Cinedigm Corp.

10.1	Amendment No. 9 to the Second Amended and Restated 2000 Equity Incentive Plan.